UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2009

Mercury Computer Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Riverneck Road, Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 256-1300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 28, 2009, Mercury Computer Systems, Inc. (the “Company”) held its third quarter 2009 earnings conference call. A transcript of the call is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The transcript includes discussion of certain non-GAAP financial measures as described below. A reconciliation of these non-GAAP financial measures to GAAP financial measures is included in the Company’s related earnings release attached hereto as Exhibit 99.2, which is incorporated herein by reference.

Information in Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

USE OF NON-GAAP FINANCIAL MEASURES

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides non-GAAP financial measures adjusted to exclude certain specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with their corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals.

FORWARD-LOOKING SAFE HARBOR STATEMENT

This Current Report on Form 8-K and exhibits furnished herewith contain certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to fiscal 2009 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “should,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government’s interpretation of federal procurement rules and regulations, market acceptance of the Company’s products, shortages in components, production delays due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, timing and costs associated with disposing of businesses, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2008. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

Item 9.01 Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Transcript of Mercury Computer Systems, Inc. third quarter 2009 earnings conference call

99.2	Press Release, dated April 28, 2009, of Mercury Computer Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 1, 2009	MERCURY COMPUTER SYSTEMS, INC.

	By:	/s/ Alex A. Van Adzin
Alex A. Van Adzin Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Mercury Computer Systems, Inc. third quarter 2009 earnings conference call

99.2	Press Release, dated April 28, 2009, of Mercury Computer Systems, Inc.